UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2008

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 16, 2008, Memory Pharmaceuticals Corp. (the "Registrant") issued a press release announcing that it presented its progress with several key development programs at its R&D Day meeting with the investment community held on May 16, 2008. The Registrant reported new clinical data for MEM 1414, its lead PDE4 inhibitor, demonstrating the compound’s central nervous system (CNS) activity in humans. In addition, the Registrant reported that it has nominated MEM 68626 as the lead development candidate from its 5-HT6 antagonist program.

- The Registrant reported the results of a clinical study of MEM 1414 on quantitative EEG (qEEG), a biomarker of CNS activity. The randomized, double-blind, placebo-controlled, cross-over study enrolled twelve healthy volunteers and evaluated three doses of MEM 1414 (250, 500 and 750 mg). In the study, the 500 and 750 mg doses produced a statistically significant increase in both the absolute and relative power of the EEG signal in the alpha frequency. In addition, the 250 mg dose produced a strong trend on certain electrodes. Effects were consistent with previous preclinical data and with the pharmacokinetic profile of MEM 1414, and supplement the preclinical data in models of inflammation. In these models, MEM 1414 demonstrated robust anti-inflammatory effects and suppressed cytokine release from human whole blood. Together, this data package supports both pro-cognitive and anti-inflammatory indications and provides guidance for dosing in future clinical trials.

- The Registrant reported that MEM 68626 has been nominated as the lead development candidate in the Registrant’s 5-HT6 antagonist program. MEM 68626 is a novel, potent and selective antagonist of the 5-HT6 receptor, a validated target for the treatment of cognitive disorders. The compound has demonstrated efficacy in multiple preclinical models of cognition and obesity and has a favorable safety and toxicology profile in in vivo studies, with no cardiovascular or genetic toxicity issues. In addition, MEM 68626 has superior pharmaceutical-like properties and the compound’s pharmacokinetic profile suggests the potential for once-daily, oral dosing.

The press release that includes these announcements is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Press Release dated May 16, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

May 16, 2008	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 16, 2008